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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     March 17, 2003
                                                 -----------------------------

                             FSI INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



       MINNESOTA                       0-17276                  41-1223238
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(State or other jurisdiction)   (Commission File Number)        (IRS Employer
       of incorporation                                      Identification No.)


  3455 LYMAN BOULEVARD
    CHASKA, MINNESOTA                                             55318
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (952) 448-5440
                                                   ----------------------------


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ITEM 5.           OTHER EVENTS

                  On March 17, 2003, FSI International, Inc. (the "Company") announced that it will transition out of its Microlithography business over the next few quarters.

                 For the fiscal year ended August 31, 2002, the Microlithography business revenue represented $61 million or 43 percent of the Company's total revenue of $143 million. Approximately 292 of the Company's 710 employees work in this business and will be affected by this decision.

                 On March 17, 2003, the Company issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

99       Press release dated March 17, 2003





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 FSI INTERNATIONAL, INC.


                                                 By /s/ Patricia M. Hollister
                                                    ----------------------------
                                                 Patricia M. Hollister
                                                 Chief Financial Officer


Date: March 18, 2003



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                                  EXHIBIT INDEX

EXHIBIT                                 DESCRIPTION

99       Press release dated March 17, 2003